UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 10, 2008
                                                 ---------------------

                            Presidential Realty Corporation
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                  (Exact name of registrant as specified in its charter)

         DELAWARE                 1-8594              13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York            10605
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


             No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act(17CFR240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))









ITEM 8.01.        Other Events.

   On June 10, 2008, Presidential Realty Corporation issued a press release announcing its repurchase of 12,100 Class A and 226,800 Class B shares of its Common Stock.

   A copy of this press release is annexed hereto as Exhibit 99.1.







                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 10, 2008                        PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President





INDEX TO EXHIBITS


Exhibit No.                          Description

99.1                                 Press Release dated June 10, 2008